                                  FORM 8-A

                               --------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               --------------

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                               --------------

                      IRIDIUM WORLD COMMUNICATIONS LTD.

           (Exact name of registrant as specified in its charter)


             BERMUDA                                    52-2025291
     (State of incorporation                         (I.R.S. Employer
         or organization)                          Identification No.)

         CLARENDON HOUSE
         2 CHURCH STREET
         HAMILTON BERMUDA                                  HM11
(Address of principal executive offices)                (Zip Code)

                               --------------

                                  IRIDIUM LLC
             (Exact name of registrant as specified in its charter)


               DELAWARE                                          52-1984342
       (State of incorporation                               (I.R.S. Employer
           or organization)                                 Identification No.)

         1575 EYE STREET, N.W.                                    20005
            WASHINGTON, D.C.                                   (Zip Code)
(Address of principal executive offices)

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
                                      None

If this form relates to the registration of a class of                    If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the                               securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to                                 Exchange Act and is effective pursuant to
General Instruction A.(c), check the following                            General Instruction A.(d), check the following
box.     [ ]                                                              box.     [X]

 SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                   333-56385

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                   Warrants to Purchase Class A Common Stock
                                (Title of class)

ITEM 1.     DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

        The material set forth under the captions "Prospectus Summary" and "Description of Warrants" in the registrants' Registration Statement on Form S-3 (File No. 333-56385) relating to the Offering of (i) 300,000 Warrants to purchase shares of Class A Common Stock (the "Warrants") of Iridium World Communications Ltd. ("IWCL") and (ii) 1,560,000 shares of Class A Common Stock issuable on exercise of the Warrants, filed via EDGAR with the Securities and Exchange Commission on June 9, 1998, as amended on July 15, 1998, July 30, 1998 and August 14, 1998, shall be deemed to be incorporated by reference into this registration statement.

ITEM 2.     EXHIBITS.

       The following exhibits, as permitted by Rule 12b-32, are incorporated by reference into this registration statement.



   Exhibit
    Number          Description                                                 Method of Filing
--------------      ---------------------------------------------------------   --------------------------------------
       3.1          Memorandum of Association of Iridium World                  Incorporated by reference to
                    Communications Ltd.                                         Exhibit 3.1 of the Registration
                                                                                Statement on Form S-1 (File No.
                                                                                333-23419) filed with the
                                                                                Securities and Exchange
                                                                                Commission, as amended (the
                                                                                "S-1").

       3.2          Bye-Laws of Iridium World Communications Ltd.               Incorporated by reference to
                                                                                Exhibit 3.2 of the S-1.

       4.1          Form of Class A Common Stock Certificate.                   Incorporated by reference to
                                                                                Exhibit 4.1 of the S-1.

       4.2          Warrant Agreement dated July 16, 1997.                      Incorporated by reference to
                                                                                Exhibit 4.1.1 of the Registration
                                                                                Statement on Form S-3 (File No.
                                                                                333-56385) filed with the
                                                                                Securities and Exchange
                                                                                Commission, as amended.

                                   SIGNATURES

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.


                                   IRIDIUM WORLD COMMUNICATIONS LTD.


Date:  August 14, 1998           By: /s/ F. THOMAS TUTTLE
                                     ---------------------------------------
                                                 F. Thomas Tuttle
                                                 Assistant Secretary





                                   IRIDIUM LLC


Date:  August 14, 1998           By: /s/ F. THOMAS TUTTLE
                                     ---------------------------------------
                                                 F. Thomas Tuttle
                                         Vice President, General Counsel
                                                  and Secretary

                                 EXHIBIT INDEX




     Exhibit
      Number        Description                                    Method of Filing
--------------      ---------------------------------------------- --------------------------------------
       3.1          Memorandum of Association of Iridium World     Incorporated by reference to
                    Communications Ltd.                            Exhibit 3.1 of the Registration
                                                                   Statement on Form S-1 (File No.
                                                                   333-23419) filed with the
                                                                   Securities and Exchange
                                                                   Commission, as amended (the
                                                                    "S-1").

       3.2          Bye-Laws of Iridium World Communications Ltd.  Incorporated by reference to
                                                                   Exhibit 3.2 of the S-1.

       4.1          Form of Class A Common Stock Certificate.      Incorporated by reference to
                                                                   Exhibit 4.1 of the S-1.

       4.2          Warrant Agreement dated July 16, 1997.         Incorporated by reference to
                                                                   Exhibit 4.1.1 of the Registration
                                                                   Statement on Form S-3 (File No.
                                                                   333-56385) filed with the
                                                                   Securities and Exchange
                                                                   Commission, as amended.